Goldman Sachs Funds

EUROPEAN EQUITY FUND                   Semiannual Report February 29, 2000


                                       Long-term capital growth potential
[GRAPHIC]
                                       through investments in equity markets

                                       located throughout Europe.





                                                                    -------
                                                                    Goldman
                                                                    Sachs
                                                                    -------

GOLDMAN SACHS EUROPEAN EQUITY FUND


     Market Overview

     Dear Shareholder,

     During the period under review, European equities posted solid results, as an economic rebound and strong demand for technology stocks bolstered the financial markets.

          [_] Market Review: European Equities Perform Admirably -- In our last report to shareholders, we expressed a positive outlook for the European equity markets. This was based on signs of resurgence in business and consumer confidence, an increase in consolidation activity in key sectors, and the added benefit of Asian countries restocking inventories. We also foresaw opportunities in newer sectors, such as cable, digital media and Internet franchises.

               As we write to you today, much of this has materialized. Continued evidence of broad-based economic recovery has unfolded, and consumers and businesses alike have expressed growing optimism regarding the future. Corporate consolidation has occurred in sectors as diverse as financial services, luxury, utilities and business services. And the dramatic economic recovery in Asia has bolstered demand for European goods and resources. But perhaps the most dramatic trend has been the strength of the technology sector. Like the U.S. markets, the stock market rally in Europe generally has been very narrow, with the technology, media and utility (which include communications) sectors moving sharply forward. This strong performance has overshadowed the poor results in virtually all other areas of the European market.

          [_] Market Outlook: Cautious Optimism -- Looking ahead, we are cautiously optimistic about the prospects for European equities. The advent of the European Monetary Union has increased the level of competition and is forcing companies to be more accountable to their shareholders. In addition, the ongoing drive to improve efficiencies should result in an increase in merger and acquisition activity. On the other hand, economic growth has already prompted the European Central Bank to raise interest rates in a preemptive strike against inflation. And valuations of many technology stocks may leave little room for disappointing results.

               Based on these uncertainties and the potential for short term market volatility, we encourage you to work closely with your financial advisor to maintain a long term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

               Sincerely,

               /s/ David B. Ford

               David B. Ford
               Co-Head, Goldman Sachs Asset Management


               /s/ David W. Blood
               David W. Blood
               Co-Head, Goldman Sachs Asset Management

               March 13, 2000

----------------
 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee
----------------

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

                                  Fund Basics
                            as of February 29, 2000

                            Assets Under Management


                                 $133.0 Million

                               Number of Holdings

                                       92


                                 NASDAQ Symbols

                                 Class A Shares

                                     GSEAX

                                 Class B Shares

                                     GSUBX

                                 Class C Shares

                                     GSUCX

                              Institutional Shares

                                     GSEIX

                                 Service Shares

                                     GEESX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

   August 31, 1999 -      Fund Total Return           MSCI       FT/S&P Actuaries
   February 29, 2000   (without sales charge)1   Europe Index2   European Index2
--------------------------------------------------------------------------------
   Class A                      28.17%               13.97%           10.12%
   Class B                      27.83                13.97            10.12
   Class C                      27.89                13.97            10.12
   Institutional                28.60                13.97            10.12
   Service                      28.31                13.97            10.12
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged index of common stock prices, replaces the FT/S&P Actuaries Europe Index (unhedged) as of 11/30/99 as the European Equity Fund's performance benchmark. The MSCI~Europe Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country European equity strategy and, in the Investment Advisor's opinion, is a more appropriate benchmark against which to measure the performance of the European Equity Fund. The Index figures include dividends reinvested and do not reflect any fees or expenses.The unmanaged FT/S&P Actuaries Europe Index (unhedged) is a market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. The Index figures include dividends reinvested and do not reflect any fees or expenses.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------

   For the period ended 12/31/99      Class A   Class B   Class C   Institutional   Service
----------------------------------------------------------------------------------------------
   Last 6 months                       20.97%    22.38%    26.66%       28.39%       28.28%
   One Year                            19.30     20.30     24.69        27.07        26.41
   Since inception                     30.25     32.47     35.75        37.08        36.41
   (10/1/98)
----------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Top 10 Holdings as of 2/29/00
--------------------------------------------------------------------------------

                              % of Total
Holding                       Net Assets   Country          Line of Business
--------------------------------------------------------------------------------
Vodafone AirTouch PLC            6.7%      United Kingdom   Telecommunications
Nokia Oyj Series A               3.8       Finland          Telecommunications
Ericsson Telecommunications
  Series B                       3.4       Sweden           Electrical Equipment
Telefonica de Espana SA          2.6       Spain            Telecommunications
Vivendi                          2.6       France           Business Services
SAP AG                           2.4       Germany          Computer Software
KPN NV                           2.3       Netherlands      Telecommunications
Deutsche Telekom AG              2.0       Germany          Telecommunications
Shell Transport &~Trading Co.    2.0       United Kingdom   Energy Resources
Glaxo Wellcome PLC               1.8       United Kingdom   Health
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

GOLDMAN SACHS EUROPEAN EQUITY FUND

          Performance Overview

          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs European Equity Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 28.17%, 27.83%, 27.89%, 28.60% and 28.31%, respectively. Over the same time period, the Fund's new benchmark, the MSCI Europe Index, generated a cumulative total return of 13.97%.

               The Fund's strong absolute and relative performance was largely due to astute regional allocations and stock selection.

               Portfolio Composition

               In recent months, the Fund has overweight country exposures in the Netherlands, Spain, UK and Sweden. Underweight positions were held in Germany, Switzerland and Italy.

               The Fund has predominantly focused on strong business franchises within sectors offering long-term structural growth prospects within Europe. Most notably, the Fund is overweight in the following sectors: telecommunications, business services and media industries. We have made an effort to diversify the Fund's holdings within these sectors. In order to maintain a well-diversified portfolio we have also searched for well-positioned, attractively valued stocks in non-technology sectors.

               Portfolio Highlights

          [_] Reuters Group -- Reuters fell out of favor with investors following disappointing results in the second half of 1999. We saw this as a buying opportunity, and have benefited from the substantial appreciation of its stock. The main factor behind the rebound was the firm's joint venture with Equant, through which Reuters' content will be distributed through Equant's network. We believe this open architecture will allow Reuters to build its retail business and substantially lower its costs. In addition, Reuters will spin off its Greenhouse fund, which is an incubator for start-ups in the technology sector. In essence, Reuters has moved swiftly in a rapidly changing environment to develop a compelling strategy.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND


INVESTMENT PROCESS OVERVIEW


Goldman Sachs European Equity Fund's investment process unites Goldman ~Sachs Asset Management's excellence in research, portfolio construction and risk management in a systematic approach.

--------------------------------------------------------------------------------
                               Research Process
--------------------------------------------------------------------------------

                                   Consumer
                                   --------

                         Energy, Transport, Utilities
                                   --------

                                  Financials
                                   --------

                                  Industrials

                                 European List

                                  Sector View

--------------------------------------------------------------------------------
                                   Portfolio
                                 Construction
--------------------------------------------------------------------------------
                           [_] Investment Guidelines
                           [_] Risk Analysis

                               Optimal Portfolio

--------------------------------------------------------------------------------
                                Risk Management
--------------------------------------------------------------------------------
                                  Performance
                                 Monitoring &
                                  Attribution


          [_] Seat Pagine Gialle -- Seat Pagine Gialle, the Italian Yellow Pages, performed well, as investors believed the firm owned valuable content that would position it favorably as a business-to-consumer opportunity. In February, Telecom Italia launched a bid at a premium for the firm, and its stock price subsequently doubled in price. Telecom Italia will merge Seat Pagine Gialle assets with its own search engine "Tin.it" to create a compelling Internet portal.

          [_] Securitas AB -- Securitas is a leading global security company offering guarding, alarms and other services. The company continues to consolidate its fragmented market through acquisitions, while growing the firm organically at approximately 8% per year. Securitas projects a 25% earnings growth in 2000, and the market has driven up its stock price accordingly.

               Portfolio Outlook

               We continue to invest in quality stocks that we believe are undervalued and have strong growth opportunities. Such stocks are located in a wide variety of sectors. Currently, a compelling growth story is in the media and wireless technology industries, where both technological advances and demand on both a European and global level are proceeding at a rapid pace. In addition, certain pharmaceutical, financial and consumer sector stocks continue to offer compelling valuations in addition to being involved in merger and acquisition activity.

               We thank you for your investment and look forward to your continued confidence.


               Goldman Sachs European Equity Investment Team

               London
               February 29, 2000

GOLDMAN SACHS EUROPEAN EQUITY FUND


     The Goldman Sachs Advantage

     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

          Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?

          --------------------------------------------------------------------
                                             1

                                 Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                             2

                                      In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment ~Research Department.


                                             3

                                       Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


          --------------------------------------------------------------------

          To learn more about the Goldman Sachs Funds, call your investment professional today.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent deferred sales charges of 5.0% declining to 0% after six years), Class C Shares (applicable contingent deferred sales charge of 1% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund's new benchmark (Morgan Stanley Capital International (MSCI) Europe In-dex (MSCI Europe)) as of November 30, 1999 and the Fund's previous benchmark (FT/S&P Europe Unhedged) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 European Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to February 29, 2000


                                    [GRAPH]
          MSCI   FT Europe  Class A  Class B  Class C  Institutional  Service
         Europe   Unhedged   Shares   Shares   Shares     Shares       Shares
         ------   --------   ------   ------   ------     ------       ------
10/1/98  10,000    10,000     9,450   10,000   10,000     10,000       10,000
 Oct-98  10,803    10,792     9,972   10,550   10,550     10,560       10,550
 Nov-98  11,381    11,405    10,350   10,940   10,940     10,960       10,950
 Dec-98  11,882    11,867    11,021   11,660   11,660     11,680       11,670
 Jan-99  11,808    11,786    11,531   12,190   12,200     12,230       12,200
 Feb-99  11,512    11,519    11,153   11,790   11,800     11,840       11,800
 Mar-99  11,641    11,691    11,210   11,840   11,850     11,900       11,860
 Apr-99  11,990    12,105    11,163   11,790   11,800     11,860       11,810
 May-99  11,417    11,505    10,633   11,220   11,230     11,300       11,250
 Jun-99  11,612    11,716    10,870   11,470   11,480     11,560       11,500
 Jul-99  11,722    11,872    11,011   11,620   11,630     11,720       11,660
 Aug-99  11,844    12,002    11,106   11,710   11,720     11,820       11,760
 Sep-99  11,755    11,913    11,163   11,760   11,770     11,880       11,810
 Oct-99  12,190    12,280    11,654   12,270   12,290     12,410       12,350
 Nov-99  12,522    12,586    12,486   13,140   13,160     13,310       13,230
 Dec-99  13,808    13,782    13,915   14,642   14,662     14,842       14,752
 Jan-00  12,827    12,754    13,088   13,766   13,786     13,957       13,866
 Feb-00  13,499    13,218    14,234   14,547   14,989     15,200       15,089

  Average Annual Total Return through
  February 29, 2000(a)                  Since Inception One Year Six Months(b)
  Class A
  Excluding sales charges                   33.52%       27.54%     28.17%
  Including sales charges                   28.31%       20.51%     21.15%
 -----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                   32.95%       26.88%     27.83%
  Including contingent deferred sales
  charges                                   30.29%       21.62%     22.55%
 -----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   33.07%       26.94%     27.89%
  Including contingent deferred sales
  charges                                   33.07%       25.89%     26.83%
 -----------------------------------------------------------------------------
  Institutional                             34.40%       28.29%     28.60%
 -----------------------------------------------------------------------------
  Service                                   33.70%       27.79%     28.31%
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.
 (b) Not annualized.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                                   Value
 Common Stocks - 88.9%
  Belgium - 0.0%
    5,554 Dexia* (Banks)                                          $         54
 -----------------------------------------------------------------------------
  Finland - 3.8%
   25,037 Nokia Oyj Series A (Telecommunications)                    4,997,636
 -----------------------------------------------------------------------------
  France - 13.5%
   15,910 Accor SA (Hotels)                                            579,928
    7,478 Air Liquide SA (Chemicals)                                 1,010,987
    5,319 Alcatel (Telecommunications)                               1,247,399
   23,892 Alstom (Electrical Equipment                                 552,707
    9,333 Axa (Insurance)                                            1,174,475
   12,495 Banque National de Paris (Banks)                             988,012
    8,158 Carrefour SA (Specialty Retail)                            1,239,014
   18,855 Compagnie Generale des Etablissements Michelin (Auto)        589,638
    3,324 Equant NV* (Computer Software)                               376,306
    3,767 France Telecom SA (Telecommunications)                       608,447
   41,096 Rhodia SA (Chemicals)                                        701,431
   32,591 Rhone-Poulenc SA (Chemicals)                               1,665,657
    6,972 ST Microelectronics (Semiconductors)                       1,384,958
   18,114 Total Fina SA Class B (Energy Resources)                   2,401,757
   29,679 Vivendi (Business Services)                                3,491,573
                                                                  ------------
                                                                    18,012,289
 -----------------------------------------------------------------------------
  Germany - 10.4%
    6,031 Allianz AG (Insurance)                                     2,087,833
   23,400 BASF AG (Chemicals)                                        1,080,845
   22,553 Deutsche Bank AG (Banks)                                   1,913,811
   32,343 Deutsche Telekom AG (Telecommunications)                   2,685,316
    3,589 Epcos AG* (Electronics Equipment)                            494,905
    7,363 HypoVereinsbank (Banks)                                      399,738
    3,838 Muenchener Rueckversicherungs-Gesellschaft AG
          (Property Insurance)                                       1,051,449
   20,197 Preussag AG (Multi-Industrial)                               925,303
   11,225 Siemens AG (Electrical Equipment)                          1,995,994
   23,982 Thyssen AG (Steel)                                           586,471
   36,910 Viag AG (Diversified Industrial Manufacturing)               658,458
                                                                  ------------
                                                                    13,880,123
 -----------------------------------------------------------------------------
  Ireland - 0.3%
   68,045 Bank of Ireland (Banks)                                      397,960
 -----------------------------------------------------------------------------
  Italy - 3.9%
  585,919 Banca di Roma SpA (Banks)                                    667,267
  117,581 ENI SpA (Energy Resources)                                   547,641
   71,532 San Paolo-IMI SpA (Banks)                                  1,131,244
   99,019 Seat Pagine Gialle SpA (Business Services)                   615,872
   97,796 Telecom Italia SpA (Telecommunications)                    1,717,288
  120,506 Unicredito Italiano SpA (Banks)                              445,061
                                                                  ------------
                                                                     5,124,373
 -----------------------------------------------------------------------------

  Shares  Description                                                  Value
 Common Stocks - (continued)
  Netherlands - 8.9%
   12,203 Aegon NV (Financial Services)                          $    842,542
      505 Equant NV* (Computer Software)                               56,976
   28,097 Fortis Netherlands NV (Financial Services)                  706,610
   16,380 Getronics NV (Business Services)                          1,374,185
   27,109 ING Groep NV (Financial Services)                         1,372,936
    9,791 Koninklijke Royal Philips Electronics NV (Appliance)      1,815,120
   24,387 KPN NV (Telecommunications)                               3,105,338
   26,136 VNU NV (Media)                                            1,805,790
   21,482 Wolters Kluwer NV (Publishing)                              766,665
                                                                 ------------
                                                                   11,846,162
 ----------------------------------------------------------------------------
  Spain - 5.2%
   23,054 Acerinox SA (Steel)                                         831,438
   69,292 Altadis (ex Tabacalera SA) (Tobacco)                        763,287
   65,974 Banco Santander Central Hispano SA (Banks)                  693,444
   51,095 Endesa SA (Electrical Utilities)                          1,082,482
  121,305 Telefonica de Espana SA* (Telecommunications)             3,491,685
                                                                 ------------
                                                                    6,862,336
 ----------------------------------------------------------------------------
  Sweden - 7.2%
   46,599 Ericsson Telecommunications Series B (Electrical
          Equipment)                                                4,467,157
   43,332 Investor AB* (Financial Services)                           633,740
  133,802 Nordbanken Holding AB (Banks)                               703,255
   49,172 Nordic Baltic Holding AB FDR (Financial Services)           263,162
   72,929 Securitas AB Series B (Business Services)                 1,954,051
   39,046 Skandia Forsakring (Insurance)                            1,601,636
                                                                 ------------
                                                                    9,623,001
 ----------------------------------------------------------------------------
  Switzerland - 5.5%
      328 Adecco SA* (Business Services)                              259,802
      366 Nestle SA (Food & Beverage)                                 617,797
    1,329 Novartis AG (Health)                                      1,693,847
      188 Roche Holding AG (Health)                                 2,028,347
      623 Swiss Re (Property Insurance)                             1,002,632
    6,957 UBS AG (Banks)                                            1,692,807
                                                                 ------------
                                                                    7,295,232
 ----------------------------------------------------------------------------
  United Kingdom - 30.2%
  143,089 Allied Zurich PLC (Insurance)                             1,205,147
   67,856 Amvescap PLC (Financial Services)                           773,437
   25,154 AstraZeneca Group PLC (Health)                              822,009
   14,735 Barclays PLC (Banks)                                        353,969
  306,011 BP Amoco PLC (Energy Resources)                           2,295,991
   90,823 British Aerospace PLC (Defense/Aerospace)                   446,994
  159,392 British American Tobacco PLC (Tobacco)                      651,727
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

  Shares    Description                                              Value
 Common Stocks - (continued)
  United Kingdom - (continued)
    131,648 British Telecom PLC (Telecommunications)           $  2,296,550
     66,801 Cable & Wireless Communications PLC*
            (Telecommunications)                                  1,131,571
      5,109 Colt Telecom Group PLC* (Telecommunications)            293,345
    142,985 Diageo PLC (Tobacco)                                  1,094,792
     31,341 EMAP PLC (Publishing)                                   661,521
      5,482 Energis PLC* (Telecommunications)                       277,807
    101,940 Glaxo Wellcome PLC (Health)                           2,444,566
    134,705 HSBC Holdings PLC (Banks)                             1,577,927
     85,621 Lloyds TSB Group PLC (Banks)                            758,978
     26,643 National Westminster Bank PLC (Banks)                   505,997
    125,110 Reckitt Benckiser PLC (Food & Beverage)               1,086,311
     98,062 Reuters Group PLC (Business Services)                 2,034,411
    141,139 ScottishPower PLC (Energy Resources)                  1,070,631
    382,307 Shell Transport & Trading Co. (Energy Resources)      2,637,503
    214,061 SmithKline Beecham PLC (Health)                       2,406,118
    426,900 Stagecoach Holdings PLC (Railroads)                     620,031
     42,661 Thus PLC* (Telecommunications)                          422,951
    306,499 Unilever PLC (Food & Beverage)                        1,825,301
     52,086 United News & Media PLC (Publishing)                    694,005
  1,585,606 Vodafone AirTouch PLC (Telecommunications)            8,873,824
     50,052 WPP Group PLC (Business Services)                       965,193
                                                               ------------
                                                                 40,228,607
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $101,572,660)                                          $118,267,773
 --------------------------------------------------------------------------
 Preferred Stocks - 2.3%
  Germany - 2.3%
      3,752 SAP AG (Computer Software)                            3,122,379
 --------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,076,586)                                            $  3,122,379
 --------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Short-Term Obligations - 8.8%
  State Street Bank & Trust Euro-Time Deposits
  $5,700,000              3.31%                      03/01/2000                     $  5,510,473
   6,370,000              5.75                       03/02/2000                        6,142,589
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $11,653,062)                                                                $ 11,653,062
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $115,302,308)                                                               $133,043,214
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

                                                          Percentage of
                                                        Total Net  Assets
  Common and Preferred Stock Industry Classifications+
  Appliance                                                         1.4%
  Auto                                                              0.4
  Banks                                                             9.2
  Business Services                                                 8.0
  Chemicals                                                         3.3
  Computer Software                                                 2.6
  Defense/Aerospace                                                 0.3
  Diversified Industrial Manufacturing                              0.5
  Electrical Equipment                                              5.3
  Electrical Utilities                                              0.8
  Electronics Equipment                                             0.4
  Energy Resources                                                  6.7
  Financial Services                                                3.5
  Food & Beverage                                                   2.7
  Health                                                            7.1
  Hotels                                                            0.4
  Insurance                                                         4.6
  Media                                                             1.4
  Multi-Industrial                                                  0.7
  Property Insurance                                                1.5
  Publishing                                                        1.6
  Railroads                                                         0.5
  Semiconductors                                                    1.0
  Specialty Retail                                                  0.9
  Steel                                                             1.1
  Telecommunications                                               23.4
  Tobacco                                                           1.9
 ------------------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                                 91.2%
 ------------------------------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

  Assets:
  Investment in securities, at value (identified cost
  $115,302,308)                                                   $133,043,214
  Cash, at value                                                     3,515,749
  Receivables:
  Investment securities sold, at value                                 754,814
  Dividends and interest, at value                                     116,637
  Fund shares sold                                                   1,927,558
  Variation margin(a)                                                1,312,494
  Reimbursement from investment adviser                                 53,630
  Other assets, at value                                               101,001
 ------------------------------------------------------------------------------
  Total assets                                                     140,825,097
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                          7,571,389
  Amounts owed to affiliates                                           165,417
  Accrued expenses and other liabilities, at value                      74,581
 ------------------------------------------------------------------------------
  Total liabilities                                                  7,811,387
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  106,368,695
  Distribution in excess of net investment income                     (430,973)
  Accumulated undistributed net realized gain from investment,
  futures and foreign currency related transactions                  9,240,326
  Net unrealized gain on investments, futures, and translation
  of assets and liabilities denominated in foreign currencies       17,835,662
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $133,013,710
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                               $14.28
  Class B                                                               $14.19
  Class C                                                               $14.21
  Institutional                                                         $14.42
  Service                                                               $14.31
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            8,534,757
  Class B                                                              185,731
  Class C                                                               64,660
  Institutional                                                        526,249
  Service                                                                  156
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 9,311,553
 ------------------------------------------------------------------------------

 (a) Includes approximately $1,197,000 relating to initial margin requirements and collateral for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $15.11. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                    $   343,182
  Interest                                                             78,512
 -----------------------------------------------------------------------------
  Total income                                                        421,694
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     481,580
  Distribution and Service fees(b)                                    233,306
  Custodian fees                                                      104,902
  Transfer Agent fees(c)                                               87,691
  Registration fees                                                    36,476
  Professional fees                                                    23,001
  Trustee fees                                                          4,008
  Other                                                                36,666
 -----------------------------------------------------------------------------
  Total expenses                                                    1,007,630
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (154,963)
 -----------------------------------------------------------------------------
  Net expenses                                                        852,667
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (430,973)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                           8,054,772
  Futures transactions                                                872,924
  Foreign currency related transactions                             1,314,696
  Net change in unrealized gain on:
  Investments                                                      13,493,094
  Futures                                                             153,306
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (13,136)
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            23,875,656
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $23,444,683
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $63,068.
 (b) Class A, Class B and Class C had Distribution and Service fees of $222,879, $8,178 and $2,249, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $84,695, $1,554, $427, $1,015 and $0, respective-ly.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statements of Changes in Net Assets

                                 For the            For the              For the
                            Six Months Ended   Seven Months Ended     Period Ended
                            February 29, 2000   August 31,  1999   January 31, 1999(a)
                               (Unaudited)
  From operations:
  Net investment income
  (loss)                         $   (430,973)       $    400,829          $  (172,676)
  Net realized gain from
  investment, futures and
  foreign currency related
  transactions                     10,242,392           1,981,969            1,555,106
  Net change in unrealized
  gain (loss) on
  investments, futures and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                       13,633,264          (5,072,876)           9,275,274
 --------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                  23,444,683          (2,690,078)          10,657,704
 --------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net realized gain
  on investment, futures
  and foreign currency
  transactions
   Class A Shares                  (4,552,387)                 --                   --
   Class B Shares                     (85,427)                 --                   --
   Class C Shares                     (18,441)                 --                   --
   Institutional Shares              (214,659)                 --                   --
   Service Shares                        (105)                 --                   --
 --------------------------------------------------------------------------------------
  Total distributions to
  shareholders                     (4,871,019)                 --                   --
 --------------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           36,846,574          30,108,519           65,352,139
  Reinvestment of
  dividends and
  distributions                     4,698,361                  --                   --
  Cost of shares
  repurchased                      (9,201,335)        (20,233,820)          (1,098,018)
 --------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions               32,343,600           9,874,699           64,254,121
 --------------------------------------------------------------------------------------
  TOTAL INCREASE                   50,917,264           7,184,621           74,911,825
 --------------------------------------------------------------------------------------
  Net assets:
  Beginning of period              82,096,446          74,911,825                   --
 --------------------------------------------------------------------------------------
  End of period                  $133,013,710        $ 82,096,446          $74,911,825
 --------------------------------------------------------------------------------------
  Distribution in excess
  of net investment income       $   (430,973)       $         --          $  (175,403)
 --------------------------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs European Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $115,360,468. Accordingly, the gross unrealized gain on investments was $25,732,392 and the gross unrealized loss on invest-ments was $8,049,646 resulting in a net unrealized gain of $17,682,746.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)


 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Man-agement Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the in-vestment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund.
   The Trust on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00%, and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $269,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $99,000, $48,000 and $18,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND


 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $73,545,744 and $53,432,300, respectively. For the period ended February 29, 2000. Goldman Sachs earned approximately $1,900 of brokerage commissions from portfolio transactions, including futures transactions executed on be-half of the fund.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by the delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.

 At February 29, 2000, open futures contracts were as follows:

                   Number of
 Type            Long Contracts Settlement Month Market Value Unrealized Gain
 ----------------------------------------------------------------------------
 MIB 30 Index          18             March 2000   $3,356,149        $ 97,515
 EURX DAX Index        19             March 2000    2,594,737          17,369
 ----------------------------------------------------------------------------
                                                                     $114,884
 ----------------------------------------------------------------------------

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

 6. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the periods ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to un-certainty, audit scope, or accounting principles. Further, there were no dis-agreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                                For the Six Months Ended       For the Seven-Month Period Ended
                                              February 29, 2000 (Unaudited)             August 31, 1999
                                              -----------------------------   -----------------------------------
                                                     Shares          Dollars           Shares            Dollars
 ----------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                                      2,282,604  $    31,142,396        2,119,807  $      24,745,494
 Reinvestment of dividends and distributions        337,798        4,394,754               --                 --
 Shares repurchased                                (456,770)      (5,866,127)        (759,657)        (8,753,714)
                                              -------------------------------------------------------------------
                                                  2,163,632       29,671,023        1,360,150         15,991,780
 ----------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                                        120,602        1,557,694           53,116            627,367
 Reinvestment of dividends and distributions          6,038           78,134               --                 --
 Shares repurchased                                 (15,946)        (204,383)         (13,524)          (156,078)
                                              -------------------------------------------------------------------
                                                    110,694        1,431,445           39,592            471,289
 ----------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                                         41,505          572,776          148,372          1,718,395
 Reinvestment of dividends and distributions            924           11,976               --                 --
 Shares repurchased                                 (10,857)        (131,956)        (163,394)        (1,909,241)
                                              -------------------------------------------------------------------
                                                     31,572          452,796          (15,022)          (190,846)
 ----------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                        254,063        3,571,918          254,200          3,017,263
 Reinvestment of dividends and distributions         16,264          213,392               --                 --
 Shares repurchased                                (248,635)      (2,996,939)        (791,417)        (9,414,787)
                                              -------------------------------------------------------------------
                                                     21,692          788,371         (537,217)        (6,397,524)
 ----------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                            148            1,790               --                 --
 Reinvestment of dividends and distributions              8              105               --                 --
 Shares repurchased                                    (160)          (1,930)              --                 --
                                              -------------------------------------------------------------------
                                                         (4)             (35)              --                 --
 ----------------------------------------------------------------------------------------------------------------
 NET INCREASE                                     2,327,586      $32,343,600          847,503  $       9,874,699
 ----------------------------------------------------------------------------------------------------------------
                                              For the Period Ended
                                               January 31, 1999(a)
                                              --------------------
                                               Shares      Dollars
 -------------------------------------------------------------------
 Class A Shares
 Shares sold                                  5,087,352  $53,619,415
 Reinvestment of dividends and distributions         --           --
 Shares repurchased                             (76,377)    (844,311)
                                              ----------------------
                                              5,010,975   52,775,104
 -------------------------------------------------------------------
 Class B Shares
 Shares sold                                     35,445      410,945
 Reinvestment of dividends and distributions         --           --
 Shares repurchased                                  --           --
                                              ----------------------
                                                 35,445      410,945
 -------------------------------------------------------------------
 Class C Shares
 Shares sold                                     48,110      570,630
 Reinvestment of dividends and distributions         --           --
 Shares repurchased                                  --           --
                                              ----------------------
                                                 48,110      570,630
 -------------------------------------------------------------------
 Institutional Shares
 Shares sold                                  1,062,367   10,749,551
 Reinvestment of dividends and distributions         --           --
 Shares repurchased                             (20,593)    (253,707)
                                              ----------------------
                                              1,041,774   10,495,844
 -------------------------------------------------------------------
 Service Shares
 Shares sold                                        160        1,598
 Reinvestment of dividends and distributions         --           --
 Shares repurchased                                  --           --
                                              ----------------------
                                                    160        1,598
 -------------------------------------------------------------------
 NET INCREASE                                 6,136,464  $64,254,121
 -------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                            Income from          Distributions to
                                     investment operations(a)      shareholders
                                     --------------------------- ----------------
                           Net asset    Net                                       Net increase
                            value,   investment    Net realized                    (decrease)
                           beginning   income     and unrealized     From net     in net asset
                           of period   (loss)      gain (loss)    realized gains     value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares     $11.75     $(0.06)(e)     $ 3.30(e)       $(0.71)        $ 2.53
  2000 - Class B Shares      11.71      (0.09)(e)       3.28(e)        (0.71)          2.48
  2000 - Class C Shares      11.72      (0.09)(e)       3.29(e)        (0.71)          2.49
  2000 - Institutional
  Shares                     11.82      (0.02)(e)       3.33(e)        (0.71)          2.60
  2000 - Service Shares      11.76      (0.04)(e)       3.30(e)        (0.71)          2.55
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      12.20       0.05          (0.50)             --          (0.45)
  1999 - Class B Shares      12.19       0.03          (0.51)             --          (0.48)
  1999 - Class C Shares      12.20       0.04          (0.52)             --          (0.48)
  1999 - Institutional
  Shares                     12.23       0.18          (0.59)             --          (0.41)
  1999 - Service Shares      12.20       0.08          (0.52)             --          (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced October 1,
  1998)                      10.00      (0.03)          2.23              --           2.20
  1999 - Class B Shares
  (commenced October 1,
  1998)                      10.00      (0.02)          2.21              --           2.19
  1999 - Class C Shares
  (commenced October 1,
  1998)                      10.00      (0.01)          2.21              --           2.20
  1999 - Institutional
  Shares (commenced Octo-
  ber 1, 1998)               10.00      (0.01)          2.24              --           2.23
  1999 - Service Shares
  (commenced October 1,
  1998)                      10.00      (0.03)          2.23              --           2.20

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

                                                                                    Ratios assuming no expense limitations
                                                                                    --------------------------------------
                         Net assets         Ratio of           Ratio of                                     Ratio of
Net asset                at end of      net expenses to     net investment           Ratio of            net investment    Portfolio
value, end     Total       period         average net      income (loss) to         expenses to         income (loss) to   turnover
of period   return(b)(c) (in 000s)         assets(d)     average net assets(d) average net assets(d)  average net assets(d) rate(c)
  $14.28       28.17%     $121,871           1.79%               (0.92)%               2.11%                 (1.24)%        58.55%
   14.19       27.83         2,635           2.29                (1.39)                2.61                  (1.71)         58.55
   14.21       27.89           919           2.29                (1.41)                2.61                  (1.73)         58.55
   14.42       28.60         7,587           1.14                (0.27)                1.46                  (0.59)         58.55
   14.31       28.31             2           1.64                (0.69)                1.96                  (1.01)         58.55

   11.75       (3.69)       74,862           1.79                 0.80                 2.29                   0.30          54.98
   11.71       (3.94)          879           2.29                 0.43                 2.79                  (0.07)         54.98
   11.72       (3.93)          388           2.29                 0.42                 2.79                  (0.08)         54.98
   11.82       (3.35)        5,965           1.14                 1.53                 1.64                   1.03          54.98
   11.76       (3.61)            2           1.64                 1.10                 2.14                   0.60          54.98

   12.20       22.00        61,151           1.79                (1.19)                2.80                  (2.20)         70.77
   12.19       21.90           432           2.29                (1.78)                3.30                  (2.79)         70.77
   12.20       22.00           587           2.29                (1.83)                3.30                  (2.84)         70.77
   12.23       22.30        12,740           1.14                (0.33)                2.15                  (1.34)         70.77
   12.20       22.00             2           1.64                (0.69)                2.65                  (1.70)         70.77


                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs
European Equity Fund


          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

          Goldman Sachs European Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth through investments in equity securities of European countries.

          Target Your Needs

          The Goldman Sachs European Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)


          --------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

          [GRAPH]

          INTERNATIONAL EQUITY
          . Goldman Sachs European Equity Fund

          DOMESTIC EQUITY

          FIXED INCOME

          MONEY MARKET

          Lower Risk/Return

          Higher Risk/Return

          ASSET ALLOCATION SPECIALTY



          For More Information

          To learn more about the Goldman Sachs European Equity Fund and other Goldman Sachs Funds, call your investment professional today.


     * The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

Trustees                             Officers
Ashok N. Bakhru, Chairman            Douglas C. Grip, President
David B. Ford                        Jesse H. Cole, Vice President
Douglas C. Grip                      James A. Fitzpatrick, Vice President
John P. McNulty                      Nancy L. Mucker, Vice President
Mary P. McPherson                    John M. Perlowski, Treasurer
Alan A. Shuch                        Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                Michael J. Richman, Secretary
William H. Springer                  Howard B. Surloff, Assistant Secretary
Richard P. Strubel                   Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund's assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund's assets were not geographically concentrated.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies.

The Fund may participate in the Initial Public Offering (IPO)~market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000 / 00-528

EUROPESAR /3.8K / 4-00